JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III

Supplement dated May 15, 2020 to the current summary prospectuses of each series of the investment companies listed above, as applicable, as may be supplemented (collectively, the Summary Prospectus)

Effective June 1, 2020, the mailing address for John Hancock Signature Services, Inc. will change to P.O. Box 219909, Kansas City, MO 64121-9909. Accordingly, all references to P.O. Box 55913, Boston, MA 02205-5913 in the Summary Prospectus will be replaced with the new address.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.